SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2024

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-23333	91-1863696
State or other jurisdiction	Commission	(I.R.S. Employer
Of incorporation	File Number	Identification No.)

624 Simpson Avenue, Hoquiam, Washington	98550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders.

Timberland Bancorp, Inc. (“Company”), the holding company for Timberland Bank, held its virtual Annual Meeting of Shareholders on Tuesday, January 23, 2024.  The results of the vote for the three items presented at the meeting were as follows:

1.	Election of Directors:

Shareholders elected the following nominees to the Board of Directors for a three-year term ending 2027 by the following vote:

	For		Against		Broker Non-Votes
	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Andrea M. Clinton	5,089,213	94.04	322,292	5.96	978,313	N/A
Robert A. Drugge	5,154,913	95.26	256,592	4.74	978,313	N/A
Kathy D. Leodler	5,116,118	94.54	295,387	5.46	978,313	N/A

Shareholders elected the following nominees to the Board of Directors for a two-year term ending 2026 by the following vote:

	For		Against		Broker Non-Votes
	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Dean J. Brydon	5,334,851	98.58	76,654	1.42	978,313	N/A

The following directors, who were not up for re-election at the Annual Meeting of Shareholders, will continue to serve as directors: Parul Bhandari, David A. Smith, Michael J. Stoney and Kelly A. Sutter.

2.	Advisory (Non-Binding) Vote on Compensation of Named Executive Officers:
Shareholders approved an advisory (non-binding) vote on the compensation of the Company’s named executive officers as follows:

	Number of Votes	Percentage
For	5,234,805	96.74
Against	99,111	1.83
Abstain	77,589	1.43
Broker non-votes	978,313	N/A

3.	Ratification of Selection of Independent Registered Public Accounting Firm:
Shareholders ratified the appointment of Delap LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024 by the following vote:

	Number of Votes	Percentage
For	6,294,376	98.51
Against	27,957	0.43
Abstain	67,485	1.06

Item 7.01 Regulation FD Disclosure.*

The Company prepared updated materials that were presented at the Annual Meeting of Stockholders.  A copy of the updated materials are attached to this Form 8-K as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.*

(d)          Exhibits

99.1      Timberland Bancorp, Inc. Materials Presented at the Annual Meeting of Stockholders on January 23, 2024
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

___________________
*
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Timberland Bancorp, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: January 25, 2024	By: /s/ Marci A. Basich
Marci A. Basich Chief Financial Officer